                                                                    EXHIBIT 22.2



                           SUBSIDIARIES OF REGISTRANT





                                                      -------------
                                                      GAINSCO, INC.


                                                        75-1617013
                                                         (Texas)
                                                      -------------



---------------           -----------------        -----------------         ---------------          --------------
GAINSCO Service           Agents Processing          General Agents           General Agents          Risk Retention
     Corp.                  Systems, Inc.          Insurance Company          Premium Finance         Administrators
                                                    of America, Inc.             Company                    Inc.

  75-2282846                 75-1796560               75-1629914                75-1631637              75-2217958
   (Texas)                     (Texas)                (Oklahoma)                 (Texas)                 (Nevada)
---------------           -----------------        -----------------         ---------------          --------------


*

----------------          ---------------          -------------
 GAINSCO County             MGA Premium            MGA Insurance
Mutual Insurance          Finance Company          Company, Inc.
   Company

   75-2447701                75-2371163               75-1767545
    (Texas)                   (Texas)                  (Texas)
----------------          ---------------          -------------

                                                   ----------------
                                                   MGA Agency, Inc.

                                                      75-1622457
                                                        (Texas)
                                                   ----------------

* GAINSCO Service Corp. owns the charter and management contract, thereby giving it 100% control of GAINSCO County Mutual Insurance Company.